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                                                                    EXHIBIT 23.1

                           CONSENT OF INDEPENDENT AUDITORS




We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 1, 2002 in the Registration Statement (Form S-2 No. 333-_____) and related Prospectus of One Liberty Properties, Inc. for the registration of 2,875,000 shares of common stock.





                                                /s/ Ernst & Young LLP




New York, New York
April 24, 2002